                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 4, 1997





             Transamerica Consumer Mortgage Receivables Corporation
          -------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)

          Delaware                  333-00282              33-0688964
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     (State or other       (Commission file number      (I.R.S. employer
     jurisdiction of                                 identification number)
      incorporation)

1150 South Olive Street, Suite 2800, Los Angeles, CA          90015
--------------------------------------------------------------------------------
    (Address of principal executive office)                 (Zip code)

       Registrant's telephone number, including area code: (213) 742-4865
                                                           --------------


                      ------------------------------------

         (Former name or former address, if changed since last report)


                        Exhibit Index Located on Page 2
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Items 1 through 4, 6 and 8 are not included because they are not applicable.

Item 5.  Other Events.
         ------------
         Incorporation of certain documents by reference.
         -----------------------------------------------
         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance upon AMBAC Indemnity Corporation, SEC No-Action Letter (December 19, 1996), Transamerica Consumer Mortgage Receivables Corporation (the "Company") will incorporate by reference to the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three year period ending December 31, 1996, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (formerly AMBAC Inc) (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for the periods ending September 30, 1997 and September 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Securities Exchange Commission on November 14, 1997) into (i) this current report on Form 8-K; (ii) the Company's registration statement (File No. 333-00282); and (iii) the prospectus supplement dated December 4, 1997 relating to the TFC Home Equity Loan Asset-Backed Certificates, Series 1997-1.

         In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG Peat Marwick LLP to use its name in such prospectus supplement. The consent of KPMG Peat Marwick LLP is attached hereto as Exhibit 23.1


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------
        (a)    Not applicable

        (b)    Not applicable

        (c)    Exhibits

Exhibit                                                              Sequential
Number                                                                 Numbered
------                                                                  Exhibit
                                                                           Page
                                                                           ----
23.1               Consent of KPMG Peat Marwick LLP
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          TRANSAMERICA CONSUMER
                                          MORTGAGE RECEIVABLES
                                          CORPORATION



                                          By:  /s/ Steve McAvoy
                                               -------------------
                                          Name:  Steve McAvoy
                                          Title: Vice-President and Controller



Dated: December 5, 1997